SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 10, 2004

DYNABAZAAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29423	04-3551937
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

888 Seventh Avenue, New York, NY  10019

(Address of Principal Executive Offices and Zip Code)

(212) 974-5730

 (Registrant’s telephone number, including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

EXHIBIT NO.	DESCRIPTION
99.1	Press release issued by Dynabazaar, Inc. on August 10, 2004.

Item 12.  Results of Operations and Financial Condition

On August 10, 2004, Dynabazaar, Inc. issued a press release announcing a correction to its financial results for the second quarter ended June 30, 2004 as originally reported in its press release dated July 23, 2004.  A copy of Dynabazaar, Inc.’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished under Item 12 and shall not be deemed “filed” for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.  The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNABAZAAR, INC.

Dated: August 12, 2004	By:	/s/ Melvyn Brunt
Melvyn Brunt
Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release issued by Dynabazaar, Inc. on August 10, 2004.